Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
ASSETS
Held to maturity securities, fair value	$ 59,439	$ 75,342
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	150,000,000	150,000,000
Capital stock, shares issued (in shares)	98,973,452	98,944,623
Treasury stock, at cost (in shares)	3,711,228	4,087,295